SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)                December 8, 2004


                          THE PROCTER & GAMBLE COMPANY
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             (Exact name of registrant as specified in its charter)


    Ohio                          1-434                       31-0411980
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(State or other            (Commission File Number)           (IRS Employer
jurisdiction of                                               Identification
incorporation)                                                Number)

One Procter & Gamble Plaza, Cincinnati, Ohio                    45202
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(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code   (513) 983-1100
                                                     --------------

ITEM 7.01  REGULATION FD DISCLOSURE

     On December 8, 2004, The Procter & Gamble Company (the "Company") issued a news release announcing that it expects stronger volume growth for second quarter and fiscal year 2004/05 and that it remains comfortable with the current range of analysts' earnings estimates for the October to December quarter. The Company is furnishing this 8-K pursuant to Item 7.01, "Regulation FD Disclosure".


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       THE PROCTER & GAMBLE COMPANY


                                       /S/ CHRIS B. WALTHER
                                       -------------------------------------
                                       Chris B. Walther, Assistant Secretary
                                       December 8, 2004


                                    EXHIBITS

Ex. 99 -- News Release by The Procter & Gamble Company dated December 8, 2004.